Exhibit 99.2

FLOTATION TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

March 31, 2008 – Three Month Interim Period
Balance Sheet * Statement of Operations * Stockholder Equity *Statement of Cash Flow

December 31, 2007 – Annual Period
Balance Sheet * Stockholder Equity

March 31, 2007 – Three Month Interim Period

Statement of Operations * Statement of Cash Flow

 Accountants’ Review Report-March 31, 2008 Financial Statements
Accountants’ Audited Information-December 31, 2007 Financial Statements
 Accountants’ Compilation Report-March 31, 2007 Financial Statements

Bruzgo & Kremer, LLC

BRUZGO & KREMER, LLC

225 Commercial Street, Suite 500
P.O. Box 4892
Portland, Maine  04112

Telephone (207)-874-7700
Fax (207)-874-7701
ACCOUNTANTS’ REVIEW REPORT

Stockholder
Flotation Technologies, Inc.

We have reviewed the balance sheet of Flotation Technologies, Inc., as of the three month Interim period ended March 31, 2008 and the related statement of operations, changes in stockholders’ equity, and cash flow for the three months ended March 31, 2008, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Flotation Technologies, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The Company’s financial statements for the year ended December 31, 2007 were audited by us, and we expressed an unqualified opinion on them in our report dated April 20, 2008. We have not performed any auditing procedures on the financial statements since April 20, 2008.

The March 31, 2007 statement of operations and the statement of cash flow for the three month Interim period then ended were compiled by us in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the March 31, 2007 financial statements presented and, accordingly, do not express an opinion or any other form of assurance on them.

The Company has elected not to present a March 31, 2007 balance sheet or related footnote disclosures. The Company has also elected not to present the December 31, 2007 statement of operations or cash flow previously audited by us, in this financial statement presentation.  Presentations of these statements and any related disclosures are required by generally accepted accounting principles. If the omitted financial statements or disclosures were included in this financial statement presentation, they might influence the user’s conclusions about the Company’s financial position, results of operations, and cash flows. Accordingly, the March 31, 2007 and December 31, 2007 partial financial statements presented here, for comparative purposes with the reviewed March 31, 2008 financial statements, are not designed for those who are not informed about such matters.

/s/ Bruzgo & Kremer, LLC

Portland, Maine
June 30, 2008

FINANCIAL STATEMENTS – CERTIFIED BUSINESS VALUATIONS – TAX AND ESTATE COMPLIANCE

FLOTATION TECHNOLOGIES, INC.

Balance Sheets

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

ASSETS

	Reviewed	Audited
	3-31-08	12-31-07
Current assets
Cash	$852,444	$1,197,451
Trade accounts receivable	2,704,565	2,303,411
Inventories	807,551	1,278,212
Prepaid expenses	22,225	20,602

Total current assets	4,386,785	4,799,676

Property, plant and equipment, at cost
Land, buildings, and improvements	3,088,565	3,044,565
Machinery and equipment	1,471,608	1,430,433
Office furniture and fixtures	81,102	81,102
	4,641,275	4,556,100
Less accumulated depreciation	(988,301)	(877,722)

Net property, plant and equipment	3,652,974	3,678,378
Other assets
Intangible assets, net of amortization	21,050	21,415

Total assets	$8,060,809	$8,499,469

See accompanying notes and accountants’ review report.

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Reviewed	Audited
	3-31-08	12-31-07
Current liabilities
Bank lines of credit	$-	$-
Current portion of long-term debt	52,700	66,000
Accounts payable	1,340,550	878,576
Customer deposits	63,593	1,530,959
Accrued expenses	111,104	312,937
Due to stockholders	631,719	651,446

Total current liabilities	2,199,666	3,439,918

Long-term debt, excluding current portion	1,697,763	1,697,497

Total liabilities	3,897,429	5,137,415

Stockholders’ equity
Common stock, no par value; authorized 1,000 shares,
issued and outstanding 1,000 shares	200	200
Retained earnings	4,163,180	3,361,854
Total stockholders’ equity	4,163,380	3,362,054

Total liabilities and stockholders' equity	$8,060,809	$8,499,469

See accompanying notes and accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Statement of Operations

Interim Periods - Three Months Ended March 31, 2008 and March 31, 2007

	Reviewed	Unaudited
	3-31-08	3-31-07

Revenues	$4,877,108	$1,021,611

Cost of goods sold	3,377,955	649,929

Gross profit	1,499,153	371,682

General and administrative expenses	662,959	511,554

Income (loss) from operations	836,194	(139,872)

Other income (expense)
Other income, interest & exchange rate	2,119	7,336
Interest expense	(36,987)	(9,227)

Net other income (expense)	(34,868)	(1,891)

Net income (loss)	$801,326	$(141,763)

See accompanying notes and accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Statement of Changes in Stockholders’ Equity

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

	Common Stock	Retained Earnings	Total Stockholders' Equity

Balances, December 31, 2006	$200	$1,269,747	$1,269,947

Net income for 2007	-	4,057,832	4,057,832

Distributions	-	(1,965,725)	(1,965,725)

Balances, December 31, 2007	$200	$3,361,854	$3,362,054

Net income for 2008, 1/1 to 3/31	-	801,326	801,326

Distributions	-	-	-

Balance, March 31, 2008, Interim	$200	$4,163,180	$4,163,380

See accompanying notes and accountants’ review report.

FLOTATION TECHNOLOGIES, INC.
Statements of Cash Flows

Interim Period - Three Months Ended March 31, 2008 and March 31, 2007
(Three Month Cash Flow From Prior Annual Year Ended December 31, 2007 and 2006)

	Reviewed	Unaudited
	3-31-08	3-31-07
Cash flows from operating activities
Net income (loss)	$801,326	$(141,763)

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	110,944	79,637
Decrease (increase) in:
Accounts receivable	(401,154)	475,131
Inventory	470,661	(340,039)
Prepaid expenses	(1,623)	(25,574)
Increase (decrease) in:
Accounts payable	461,974	129,517
Accrued expenses and other	(201,833)	21,015
Customer deposits	(1,467,366)	690,195
Net cash provided (used) by operating activities	(227,071)	888,119

Cash flows from investing activities
Acquisition of equipment and plant improvements	(85,176)	(512,452)
Other investing activities	-	-

Net cash provided (used) by investing activities	(85,176)	(512,452)

Cash flows from financing activities
Net borrowings (repayments) on lines of credit	-	-
Borrowings, long term bank debt	-	142,768
Receipt (repayment) of stockholder advances	(19,727)	-
Distributions to stockholders	-	(45,000)
Payments on long-term debt, bank and related party	(13,033)	(16,803)

Net cash provided (used) by financing activities	(32,760)	80,965

Net increase (decrease) in cash	(345,007)	456,632

Cash, beginning of period(01/01/08-01/01/07)	1,197,451	747,744

Cash, end of period	$852,444	$1,204,376
Supplemental disclosure of cash flow information
Interest paid	$36,987	$9,227

See accompanying notes and accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

Nature of Business

Flotation Technologies, Inc. is a world leader in the engineering, design and manufacturing of deepwater buoyancy systems using high-strength FlotecTM syntactic foams and polyurethane elastomers. Focused on the offshore oil, oceanographic, seismic and government markets, Flotation Technologies delivers world-class buoyancy products for a host of marine applications such as: distributed buoyancy for flexible pipes and umbilicals, drilling riser buoyancy modules, ROV buoyancy, QuickLocTM cable floats, FLOTECTTM cable and pipeline protection, InflexTM polymer bend restrictors and installation buoyancy of any size and depth rating.

1.     Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company's financial instruments:

The carrying amounts of cash, accounts receivables, other current assets, accounts payable, accrued liabilities and current portion and non-current portion of notes payable approximate fair value because of the short maturity of those instruments.

Cash

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has never experienced any losses in such accounts and management believes the Company is not exposed to any significant risk on bank deposit accounts.

See accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

1.     Summary of Significant Accounting Policies (Continued)

Accounts Receivable - Recognition of Bad Debts

The Company considers all accounts to be fully collectible; accordingly, no allowance for doubtful accounts is provided. If any amount becomes uncollectible, it will be charged to operations when that determination is made.

Customer Credit Policy

Credit is extended to customers in the normal course of business after management performs appropriate credit evaluation.

Inventory

Inventories are stated at cost. Costs of raw materials and supplies are determined on a current cost basis. Cost of finished goods and work in process inventory is determined by accumulating raw material costs and adding supplies and labor costs using a standard burden rate.

Property, Plant and Equipment

Property, plant and equipment is recorded at cost and depreciated over estimated useful lives using both straight-line and accelerated methods. Small tools and certain computer equipment are expensed when purchased due to rapid wear and short estimated useful life.

Useful lives are estimated as follows:

Category	Years
Plants	25
Plant Improvements & Equipment	10
Office Fixtures & Equipment	3 to 7

Intangible Assets

Intangible assets consist of loan costs and are stated at cost and are amortized on the straight-line method over the life of the loan, which is the estimated useful life.

See accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

1.     Summary of Significant Accounting Policies (Concluded)

Income Taxes

The Company and the stockholders have elected to be taxed under the provisions of Subchapter “S” of the Internal Revenue Code. Income, losses, and other tax attributes are passed through to the stockholder and taxed at the personal level. Cash distributions are made to stockholders to pay for personal income tax liabilities, federal and state, incurred from the allocation of Company taxable income.

2.     Inventory

	Reviewed	Audited
Inventory consists of the following:	3-31-08	12-31-07

Raw materials	$341,621	$390,294
Work in process	321,691	827,554
Finished goods	144,239	60,364

	$807,551	$1,278,212

3.      Intangibles

	Reviewed	Audited
The following is a summary of intagible assets:	3-31-08	12-31-07

Loan costs	$21,902	$21,902
Less accumulated amortization	(852)	(487)

	$21,050	$21,415

Amortization expense	$365	$2,087

See accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

4.	Debt

The Company had a $750,000 working capital line of credit secured by substantially all the assets of the Company.  The Company had a $450,000 equipment line of credit secured by the equipment acquired. The interest rate for both credit lines approximated Wall Street Prime less 0.50%. The working capital line is up for renewal June 30, 2008. The equipment line can be termed out over a four year fixed period on June 30th of the fiscal year. There was no balance on the equipment line and none on the working capital line as of March 31, 2008. Both credit lines were guaranteed by the stockholders and secured by Company assets. The rate as of March 31, 2008 was 7.25%.

Long-term debt consists of the following:

	Reviewed	Audited

Bank Debt	3-31-08	12-31-07

Note payable to bank, monthly installments of $13,287,
interest at 7%. Amortization on 20 year schedule.
Collateralized by substantially all assets
of the Company; guaranteed by stockholders.	$1,667,831	$1,674,785

Related Party Debt

Note payable to stockholder at fixed 7% rate, due in
monthly installments of $1,360, including interest;
final payment due January 2011; uncollateralized.	40,155	43,900

Note payable to stockholder at fixed 7.5% rate, due in
monthly installments of $550, including interest;
final payment is due September 2011; uncollateralized.	21,017	21,852

Note payable to stockholders’ relative, interest at prime
rate plus 1% per annum payable biannually; principal
due in monthly installments of $500; uncollateralized.	21,460	22,960

Less current portion	(52,700)	(66,000)

Long-term debt, excluding current portion	$1,697,763	$1,697,497

See accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

4.     Debt-continued

All aforementioned long term debt, bank and related party, was paid off in full on June 5, 2008 due to the acquisition of Company Stock. See Footnote 9. Thus, there is no disclosure of the scheduled maturities for the next five years on the long term debt.

5.     Employee Retirement Plan

The Company has a salary deferral plan covering all employees who meet certain age and service requirements. The Company is required to contribute two percent (2%) of all eligible employee compensation under this plan. Company contributions for the interim period March 31, 2008 amounted to $8,863. Company contributions for the year ended December 31, 2007 amounted to $29,208.

6.     Advertising Costs

Costs relating to advertising are expensed as incurred.  Advertising costs for the interim period March 31, 2008 amounted to $40,613. Advertising costs for the year ended December 31, 2007 amounted to $61,356.

7.    Sale, Purchase and Rental of Building

On November 1, 2006 the Company executed an agreement to purchase a new facility located at20 Morin Street, Biddeford. The purchase price was $1,980,000 and the closing was August 23, 2007. On December 15, 2006, the Company executed an agreement to sell its current production facility at 432 Elm Street, Biddeford for $1,400,000. The closing date was April 24, 2007.  Proceeds from the sale were dedicated to the purchase and improvement of the new facility, pursuant to a real estate exchange contract.

The Company gained occupancy of the Morin Street facility on December 1, 2006 pursuant to a short term net lease arrangement which required monthly rent payments of $16,398. The lease expired upon the purchase on August 23, 2007.

8.     Joint Venture

In 2006, the Company became a 50% member in Lankhorst Flotec Offshore, LLC.  The LLC purpose is to share marketing costs in the promotion of joint products with another member.  Since inception of the venture no material assets or liabilities existed in the LLC and all costs were expensed and no investment in the LLC was recognized for financial statement purposes.

See accountants’ review report.

FLOTATION TECHNOLOGIES, INC.

Notes to Financial Statements

Interim Period Three Months Ended March 31, 2008 and Annual Period December 31, 2007

9.     Subsequent Events

Sale of Company:

On April 17, 2008, Deep Down Inc. announced it had executed a stock purchase agreement with the then Company shareholders to purchase all the outstanding stock of the Company. The purchase price approximated $23 million. The purchase was completed on June 5, 2008 and the Company is a wholly owned subsidiary of Deep Down, Inc. as of the date of this report. A portion of the sale proceeds received were used to pay off all Company long term debt, bank and related party, and any current liabilities due to stockholder at closing.

Liquidation of Joint Venture:

On February 28, 2008 the Company and its joint venture member cancelled and liquidated Lankhorst Flotec Offshore LLC. See Footnote 8.

See accountants’ review report.